SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Security Agreement") made as of the 1st day of January, 1998, by CYANOTECH CORPORATION, a Nevada Corporation, whose address is 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii 96740, hereinafter referred to as the "Debtor", in favor and for the benefit of KIEWIT PACIFIC CO., a Delaware corporation, whose address is 1001 Kamokila Boulevard, Suite 305, Kapolei, Hawaii 96707, hereinafter called the "Secured Party",

                                WITNESSETH THAT:

A. OBLIGATIONS AND LIABILITIES SECURED BY THIS SECURITY AGREEMENT. The Debtor does hereby covenant and agree as follows:

     1. THIS SECURITY AGREEMENT DOES HEREBY SECURE the repayment of that certain loan (the "Loan") made by the Secured Party to the Debtor in the principal amount of NINE HUNDRED SEVENTY FIVE THOUSAND AND NO/100 DOLLARS (U.S. $975,000.00), and all renewals, extensions and modifications thereof, together with interest thereon, and the payment (including, but not limited to, all sums expended or advanced pursuant to), the observance and the performance of, all covenants, conditions and agreements required to be paid, observed and performed by the Debtor under the following loan documents:

                  (1) This Security Agreement covering the furniture, fixtures, equipment, appliances, inventory, farm products and accounts receivable and any other personal property now or hereafter acquired by the Debtor, on the property described as Kalaoa 1st - 4th and Ooma 1st North Kona, Island of Hawaii identified by Tax Map Key 7-3-43, portion 42 (3) and wherever else located, and all production equipment, research and development lab equipment, tool and equipment and stockpiled crushed rock, arising out of or respecting the operations of the Debtor;

                  (2) That certain Promissory Note executed concurrently herewith by the Debtor, as Maker, such note and any renewals, extensions and modifications thereof being hereinafter referred to as the "Note";

                  (3) That certain Financing Statement (UCC-1) covering the furniture, fixtures, equipment, appliances, inventory and accounts receivable and any other personal property now or hereafter acquired by the Debtor, on the property described as Kalaoa 1st - 4th and Ooma 1st North Kona, Island of Hawaii identified by Tax Map Key 7-3-43, portion of 42 (3) and wherever else located, and all production equipment, research and development lab equipment, tool and equipment and stockpiled crushed rock, arising out of or respecting the operations of the Debtor; and

                  (4) Any other instruments or agreements  executed by any party
         concurrently   herewith  or  otherwise  in  connection  with  the  loan
         documents,

all of the foregoing loan documents, together with all future modifications thereof, being hereinafter collectively referred to as the "Loan Documents";

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     2. THIS  SECURITY  AGREEMENT  DOES ALSO  HEREBY  SECURE the  payment by the
Debtor to the Secured Party of all other sums now or hereafter loaned or advanced by the Secured Party to the Debtor, or expended by the Secured Party for the account of the Debtor, or otherwise owing by the Debtor to the Secured Party, directly or indirectly, on any and every account whatsoever; and

     3. THIS SECURITY AGREEMENT DOES ALSO HEREBY SECURE all judgment issued by any court in favor of the Secured Party or the Secured Party's assigns against the Debtor related to or arising out of any default of the Debtor under the Loan Documents.

B.       GRANT OF SECURITY INTEREST

         THE DEBTOR DOES HEREBY grant, assign, convey, transfer, deliver, and set over to the Secured Party, its successors and assigns, absolutely and forever, the following described property, as a security interest, as that term is defined in the Uniform Commercial code (Chapter 490, Hawaii Revised Statutes, as amended), upon the terms and conditions hereinafter set forth:

         FIRST:

                  All right, title and interest of the Debtor in and to any and all assets and personal property interests of the Debtor (the "Debtor's Property and Assets") related to or located at the property described as Kalaoa 1st - 4th and Ooma 1st North Kona, Island of Hawaii identified by Tax Map Key 7-3-43, portion 42 (3) (the "Property") or wherever else located in the State of Hawaii, and in and to the business carried on by the Debtor in any location, and in and to any replacements thereof or additional or supplementary agreements related thereto;

                  Together with all of the Debtor's rights and remedies under the Debtor's Property and Assets, and the benefit of all covenants therein;

         SECOND:

                  All right, title and interest of the Debtor in and to any and all furniture, furnishings, machinery, apparatus, appliances, equipment, fittings, fixtures, improvements, decorations and articles of personal property of every kind and nature whatsoever, now and hereafter located in the building or buildings erected on the premises located on the Property or wherever else located in the State of Hawaii, or any part thereof, and used or usable in connection with the business of the Debtor, or in connection with any present or future occupancy of said building or buildings and now owned or hereafter acquired by the Debtor (hereinafter called "furniture, fixtures and equipment"), including, but without limiting the generality of the foregoing, all heating, lighting, incinerating and power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus, air attached cabinets, partitions, ducts and compressors, save and except personal property, if any, belonging to others than the Debtor, the Debtor hereby agreeing that all such furniture, fixtures and equipment shall be a part and parcel of the premises and appropriated to the use thereof and, whether affixed or annexed to the premises or not;

                  Together with all substitutions therefor and additions and accessions to the furniture, fixtures and equipment and parts used or intended to be used therewith.

         THIRD:

                  All  production   equipment,   research  and  development  lab
         equipment, tool and equipment and stockpiled crushed rock, arising out of or respecting the operations of the Debtor;

                  Together with all substitutions therefor and additions and accessions thereto.

         FOURTH:

                  All accounts, accounts receivable, other receivables, contract rights, chattel paper, instruments and documents, and notes; any other obligations or indebtedness owed to the Debtor from whatever source arising; all rights of the Debtor to receive any performance or any payments in money or kind; all guaranties of the foregoing and security therefor; all of the right, title and interest of the Debtor in and with respect to the goods, services, or other property that gave rise to or that secure any of the foregoing and insurance policies and proceeds relating thereto, and all rights of the Debtor as an unpaid seller of goods services, including, but not limited to, the rights to stoppage in transit, replevin, reclamation, and resale; all of the foregoing whether now owned or existing or hereafter created or acquired by the Debtor, hereinafter separately and collectively referred to as the "Accounts". The word "Accounts" as used in this
         Security Agreement also includes "documents," "instruments" and "chattel paper" as such terms are defined in the Uniform Commercial Code.

                  Together with all of the Debtor's rights and remedies under the Accounts, and the benefit of all covenants therein and all proceeds therefrom.

         FIFTH:

                  All of the right, title and interest of the Debtor in and to any and all goods, merchandise, or other property, raw materials, parts, supplies, work-in-process and finished products intended for sale, of every kind and description, in the custody or possession, actual or constructive, of the Debtor, including insurance proceeds from insurance on any of the above, any returns upon any Accounts and other proceeds, resulting from sale or disposition of any of the foregoing, including without limitation, raw materials, work-in-process, and finished goods, hereinafter separately and collectively referred to as the "Inventory"; all of the foregoing whether now owned or existing or hereafter created or acquired by the Debtor.

                  Together with all substitutions therefor and additions and accessions to the Inventory.

         SIXTH:

                  All of the right, title and interest of the Debtor in and to all crops, livestock, supplies used or produced in farming operations, unmanufactured products of crops livestock or aquaculture, hereinafter separately and collectively referred to as the "Farm Products"; all of the foregoing whether now owned or existing or hereafter created or acquired by the Debtor.

         All articles of property described in items FIRST through SIXTH are hereinafter sometimes collectively called the "Personal Property" and the "Collateral".

         TOGETHER WITH all right, title and interest of the Debtor in, and to use, lease or dispose of, the Collateral as well as any proceeds deriving from such Collateral;

         TO HAVE AND TO HOLD the same unto the Secured Party and its successors and assigns, absolutely and forever, as security as aforesaid;

         UPON CONDITION that if the Debtor shall well and truly pay to the Secured Party the principal amount of the Note, with interest and premium, if any, according to its provisions and effect and shall discharge any and all obligations that now or hereafter may be or become owing, directly or indirectly, by the Debtor to the Secured Party under the Loan Documents on any and every account, whether or not the same are matured, of which obligations the books of the Secured Party shall be prima facie evidence, and if the Debtor shall fully and faithfully perform and observe all of the covenants, conditions and agreements to be performed and observed by the debtor in the Loan Documents, including this Security Agreement, and any and every other instrument or document secured hereby, and if the Debtor shall pay the cost of release, the Secured Party will, upon request of the Debtor, release the Collateral from the security interest created by this Security Agreement and these presents shall be void, it being understood, however, that an affidavit, certificate, letter or statement of any officer of the Secured Party showing that any part of the indebtedness remains unpaid or any terms, covenants, conditions and agreements remain unperformed shall constitute evidence of the validity, effectiveness and continuing force of this Security Agreement.

         Subject to the terms hereof, until the happening of an Event of Default, as hereinafter defined, the Debtor shall be entitled to use and to possess the Collateral.

     C. EVENTS OF DEFAULT. If any one or more of the following events, hereinafter called "Events of Default" shall occur:

     (1) The Debtor shall default in the payment of principal or interest on the Note or any other obligation secured hereby; or

     (2) The Debtor shall default in the due and punctual observance or performance of any other covenant, condition or agreement required to be observed or performed under this Security Agreement, and such default shall not be remedied within twenty (20 days) after the occurrence of such default; or

     (3) Any one or more of the Events of Default defined in any of the Loan Documents shall occur; or

     (4) There shall be any attachment, execution or other judicial seizure of, or affecting, the Collateral, or any part thereof, unless the Debtor sets aside, dissolves, bonds off or otherwise eliminates such attachment, execution or seizure within twenty (20 days) after its occurrence; or

     (5) The Debtor shall become insolvent or shall admit in writing its inability to meet its debts as they become due, or shall file a voluntary petition in bankruptcy, or make an assignment for the benefit of creditors, or consent to the appointment of a receiver or trustee for all or a substantial part of its properties, or file a petition, answer or other instrument seeking or acquiescing to the arrangement of its debts, or other relief under the federal bankruptcy laws or any other applicable law of the United States of America or any state or territory for the relief of debtors; or

     (6) A decree or order of a court having jurisdiction in the premises shall be entered (i) adjudging the Debtor to be bankrupt or insolvent, or (ii) appointing a receiver or trustee or assignee in bankruptcy or insolvency of the Debtor or its properties, or (iii) directing the winding up or liquidation of its affairs; or

     (7) Any representation or warranty herein made by the Debtor shall be untrue in any material respect; or

     (8) The forfeiture or seizure by any governmental authority under 18 U.S.C. ss.981, or under any other federal, state or other law, of any of the Collateral or any of the properties which are covered by the security instruments which are part of the Loan Documents; or

     (9) The failure of the Debtor to file cash transaction receipts as required by federal law; or limited to 18 U.S.C. ss.1956(a)(3).

D.  REMEDIES FOR EVENT OF DEFAULT.

         UPON THE OCCURRENCE OF ANY ONE OR MORE OF EVENTS OF DEFAULT, THEN, AND IN ANY SUCH EVENT,

     1. The Secured Party, without obligation to do so and without releasing or waiving any of its rights, shall have the right, power, and authority, without notice, presentment or demand to declare the unpaid principal amount of the Note and any other indebtedness secured hereby, whether matured or not, together with any interest thereon accrued and unpaid, to be immediately due and payable, and such indebtedness and interest shall thereupon become and be immediately due and payable, and shall bear interest until fully paid at the rate specified in the Note to be paid in the event of default; and

     2. The Secured Party may, at its option, without notice and irrespective of whether declaration of default is required to be delivered to any party named in the Loan Documents or other instrument or obligations securing the Note or secured hereunder or whether remedies under other security instruments have been exercised, exercise all rights and remedies contained in the Loan Documents, including this Security Agreement, or any other security instruments and obligations, and shall have all rights and remedies available to the Secured Party under the Uniform Commercial code or other applicable laws.

     3. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default:

         a. The Secured Party may, at the Secured Party's option and at the Debtor's expense, either in the Secured Party's own right or in the name of the Debtor and in the same manner and to the same extent that the Debtor might reasonably so act if this Security Agreement had not been made:

                  (1) demand, sue for, collect, recover, receive and otherwise enforce payment of all proceeds and other sums due and payable from the Collateral, the Debtor hereby requesting and instructing all other parties liable to the Debtor in connection with the Collateral to make all payments then due or which may thereafter become due thereunder or thereby to the Secured Party, and the Debtor further agreeing that the receipt by the Secured Party of any such payments shall be a complete release and discharge of the obligor or obligors thereof to the extent of the payment or payments so made;

                  (2) to exercise all the rights, remedies and privileges of the Debtor arising from the Collateral, or any party thereof, including the compromising, waiving, excusing, or in any manner releasing or discharging of any obligation of any party to or arising from the Collateral;

                  (3) take possession of the books, papers, and accounts of the Debtor, wherever located, relating to the Collateral;

                  (4) receive, and the Debtor will forthwith surrender to the Secured Party, the possession of the Collateral, and, to the extent permitted by law, the Secured Party may itself or by such officers or agents as it may appoint (A) manage or operate the Collateral or any part thereof, (B) exclude the Debtor, its agents and servants therefrom, (C) fix or modify purchase prices, and lease the Property or Personal Property, or any part thereof, and (D) do all acts, including the making of contracts, which the Secured Party deems necessary for the care or management of the Property or Personal Property; and

                  (5)  sue or otherwise collect and receive money.

         b. The Secured Party may foreclose this Security Agreement in the manner now or hereafter provided or permitted by law, including treatment of the Collateral as real property subject to judicial foreclosure pursuant to Chapter 667, Hawaii Revised Statutes, as amended, and shall have the immediate right to receivership on ex parte order and without bond pending foreclosure, and may sell, assign, transfer or otherwise dispose of the Collateral at public or private sale, in whole or in part, and the Secured Party may, in its own name or as the irrevocably appointed attorney-in-fact of the Debtor, effectually assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, deeds, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporations with like power; and, if the Secured Party so instructs the Debtor, the Debtor shall assemble, without expense to the Secured Party, all of the Collateral at a convenient place on the island where the Property is located, and the Debtor shall ratify and confirm any such sale or transfer by delivering all proper instruments to such persons or corporations as may be designated in any such request. Any such foreclosure sale, assignment or transfer shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against the Debtor and all persons and entities lawfully claiming by or through or under the Debtor. Any such sale may be adjourned from time to time. Upon any sale, the Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale, may hold, retain and possess and dispose of the Collateral, in its absolute right without further accountability, and any purchaser, including the Secured Party, at any such sale may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash for the costs and expenses of the sale, commissioner's compensation and other charges, in paying purchase money, turn in the Note, including interest and charges thereon, in lieu of cash, up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

         c. In case of any Event of Default, neither the Debtor nor anyone claiming by, through or under the Debtor, to the extent the Debtor may lawfully so agree, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any of the Collateral is situated in order to prevent or hinder the enforcement of this Security Agreement, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat; and the Debtor in the Debtor's own right and for all who may claim under the

Debtor, hereby waives, to the full extent that the Debtor may lawfully do so, the benefit of all such laws and any and all right to have the estates comprised in the security intended to be created hereby marshalled upon any enforcement of the lien hereof and agrees that the Secured Party or any court having jurisdiction to foreclose such lien may sell the Collateral in parts or as an entirety. The Secured Party may apply the proceeds of any such sale first, to the costs and expenses of such sale and all proceedings in connection therewith, including counsel fees; next, to the payment of any disbursements made by the Secured Party for taxes or assessments or other charges prior to the Security interest of this Security Agreement which the Secured Party shall deem it expedient to pay; next, to the repayment of any other disbursements made by the Secured Party according to the terms hereof; next, to the payment of the unpaid principal of and interest on the Note, and any other obligations of the Debtor under the Loan Documents; and the remainder, if any, shall be paid over to the Debtor. If such proceeds shall be insufficient to discharge the entire indebtedness owing by the Debtor under the Security Agreement, the Loan Documents, and any other instrument or obligation secured hereunder, the Secured Party may have any other legal recourse against the Debtor for the deficiency.

         d. Nothing in this Security Agreement or the Note shall impair the right, which is unconditional and absolute, of the holder of the Note to enforce payment of the principal of, and interest on, the Note and all fees, charges and other sums due under the Loan documents at or after the date therein expressed as the date when the same shall become due, or the obligation of the Debtor secured hereunder, which is likewise unconditional and absolute, to pay such amounts at the respective times and places therein expressed.

E. THE DEBTOR'S WARRANTIES. The Debtor warrants and represents to the Secured Party as follows:

     1. Warranties Regarding the Collateral. The Debtor warrants and represents to the Secured Party as follows:

                  a. The Debtor is the lawful owner of the Collateral and has the right to the use and possession of the Collateral and has good right to grant or convey the same as security under this Security Agreement.

                  b. The Collateral is free and clear of any lien or right prior to or on a parity with the lien of this Security Agreement, and except for any prior existing liens, including without limitation, liens in favor of Spirulina International B.V.

                  c. The Debtor will, on behalf of the Secured Party, defend forever against any claims or demands thereon made by all persons.

                  d. There exist no offsets, counterclaims or defenses to the
                     Debtor's rights therein or thereto.

F. THE DEBTOR'S COVENANTS. The Debtor hereby covenants and agrees with the Secured Party as follows:

     1. Payment of Taxes, Assessments, etc. The Debtor will punctually pay and discharge, or cause to be paid and discharged from time to time as the same shall become due, all taxes, rates, assessments, impositions, duties and other charges of every description to which the Collateral, or any part thereof, may during the term of this Security Agreement become liable by authority of law, the payment of which shall be secured by this Security Agreement. The Debtor will, upon request, deposit copies of the receipts therefor with the Secured Party at least twenty (20) days prior to the final date such taxes, rates, assessments, impositions, duties and other charges may be paid without penalty.

     2. Indemnification. The Debtor will indemnify and hold and save the Secured Party harmless and against any and all liability, loss, damage or expense of whatever kind or nature, including reasonable attorneys' fees, which the Secured Party may at any time sustain or incur hereunder, including, but not limited to, any claims or demands whatsoever which may be asserted against the Secured Party as a result of any failure on the part of the Debtor to perform, observe or discharge its obligations involving any of the Collateral. Prior to actual entry and taking possession of any property by the Secured Party, this Security Agreement shall not operate to place responsibility upon the Secured Party for the control, care, management or repair of any property constituting security hereunder.

     3. Duplicate Originals. At the request of the Secured Party, the Debtor will furnish to the Secured Party a duplicate original of each material Contract now existing or hereafter executed by the Debtor.

     4. Litigation. The Debtor will appear in and defend any action or proceeding at law or in equity affecting in any manner all or part of the Collateral; and in such event (except where the purported defect affecting the security hereof arises or results from any act or omission of the Secured Party), the Debtor will pay all costs, charges and expense, including cost of evidence of title and reasonable attorneys' fees incurred, and will fully indemnify the Secured Party from and against any loss, damage, or expense, including reasonable attorneys' fees, sustained or incurred by the Secured Party as a result of any failure on the part of the Debtor to comply with its obligations under this paragraph.

     5. Liens. The Debtor will maintain the valid security interest of the Secured Party in the Collateral and the sums due thereunder, free and clear of all liens, claims, and encumbrances that may be, or are threatened to be, made prior to or on a parity with the security interest of the Secured Party herein, except liens for taxes or assessments not yet payable or payable without penalty so long as payable. The Debtor will not claim any credit on interest payable on the Note or on any other payment secured hereby for any portion of the taxes assessed against the Collateral, and the provisions of any law entitling the Debtor to such credit are hereby expressly waived by the Debtor to the extent they may be lawfully waived.

     6. Further Assurances. The Debtor will assist in the preparation of and execute and acknowledge from time to time, alone or with the Secured Party, and deliver, file or record any further instruments, including security agreements, financing or continuation statements, mortgages or other instruments, and do such further acts as the Secured Party may request to confirm, establish, continue, maintain and perfect the security interest of the Security Party created by this Security Agreement and to subject the Collateral to the lien hereof, including all renewals, additions, substitutions, replacements or betterments thereto and all proceeds therefrom, and otherwise to protect the same against the rights and interests of third parties, the Debtor agreeing to pay the cost of preparing, filing and recording the same.

     7. Acknowledgment of Debt. The Debtor, within five (5) days after request by the Secured Party in writing, will furnish to the Secured Party, or to any proposed assignee of this Security Agreement, a written statement duly acknowledged of the amount due under this Security Agreement and the Note, and whether any offsets, counterclaims or defenses exist against the secured debt.

     8. Personal Property. The Debtor agrees: (a) to keep all Personal Property intact and in good condition, order and repair reasonable wear and tear excepted; (b) at the Debtor's own expense to replace any portion thereof which may be broken or become obsolete or worn out or unfit for use; (c) to comply with all laws, rules and regulations made by governmental authority and applicable thereto; (d) not to commit or suffer any strip or waste of the Personal Property; and (e) not to alienate, assign, pledge, transfer, or encumber any of the rights or interests of the Debtor therein and thereto.

     9. Insurance. The Debtor will, during the terms of this Security Agreement, keep all of the Personal Property insured against hazards of such type or types and in such amount or amounts and form of policy as the Secured Party may from time to time reasonably require and will provide copies of the premiums and costs of all insurance required hereunder and, upon demand of the Secured Party, will furnish evidence of payment of such premiums. The debtor, not less than twenty (20) days prior to the expiration date of each policy, shall deliver to the Secured Party a copy of renewal policy or policies, accompanied by evidence of payment satisfactory to the Secured Party. All insurance required hereunder shall be effected under valid and enforceable policies issued by insurance companies authorized to do business in the State of Hawaii, the Debtor hereby acknowledging receipt of written notice from the Secured Party that the Debtor is free to procure any such insurance from any insurance company so authorized. The Secured Party shall not be responsible for such insurance or for the collection of any insurance moneys, or for the insolvency of any insurer or insurance underwriter. The amount collected from any fire or other insurance policy may be applied by the Secured Party upon any indebtedness secured hereby and in such order as the Secured Party may determine, or, at the option of the Secured Party, the entire amount so collected, or any part thereof, may be applied to the restoration of the Personal Property, or released to the Debtor, without being deemed a payment on any of the indebtedness secured hereby. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. No lien upon any of such policies of insurance, or upon any refund or return premium which may be payable on the cancellation or termination thereof, shall be given to anyone other than the Secured Party, except by proper endorsement affixed to such policy and approved by the Secured Party. In the event of loss or physical damage to the Personal Property, the Debtor shall give immediate notice thereof by mail to the Secured Party, and the Secured Party may make proof of loss if the same is not made promptly by the Debtor. In the event of foreclosure of this Security Agreement, or other transfer of title to the Collateral in the extinguishment of the indebtedness secured hereby, all right, title and interest of the Debtor in and to any insurance policies then in force shall pass to the purchaser or the grantee. All such policies or other contracts for such insurance issued by the respective insurers shall, to the extent obtainable, be without contribution and contain an agreement by the insurer that the policy or other contract shall not be cancelled or materially changed without at least thirty (30) days', prior written notice to the Secured Party.

     10. No Violation of Forfeiture Laws. The Debtor warrants and covenants as follows:

         a. The Debtor will not violate any federal, state, or other governmental law, including but not limited to 18 U.S.C. ss.1956(a)(3), that may in any way affect or impair the value of the Collateral or the properties covered by the security instruments which are part of the Loan Documents or the Secured Party's priority therein;

         b. To the best of the Debtor's knowledge, there has been no violation of any federal, state, or other law affecting or impairing the value of the Collateral or the properties covered by the security instruments which are part of the Loan Documents; and

         c. The Debtor shall make every good faith effort to prevent any violation of any federal, state, or other governmental law, including but not limited to 18 U.S.C. ss.1956(a)(3), that may in any way affect or impair the value of the Collateral or the properties covered by the security instruments which are part of the Loan Documents or the Secured Party's priority therein.

         In the event that the Secured Party has reasonable cause to believe that any portion of the Collateral or any other property or collateral securing the Loan might be or become subject to forfeiture under the foregoing laws, the Debtor agrees that the Secured Party may, in its sole discretion, and addition to its other remedies under this Agreement and at law or in equity, refuse to make any further disbursements of Loan proceeds, of any kind whatsoever, until the Secured Party no longer has any reasonable belief that any portion of the Collateral or any other property or collateral securing the Loan is subject to or may become subject to forfeiture under any of the foregoing laws.

G. MUTUAL COVENANTS. The Debtor and the Secured Party mutually covenant and agree each with the other as follows:

     1. The Secured Party Not Obligated to Perform. Neither the acceptance of this Security Agreement by the Secured Party, nor the exercise of any rights hereunder by the Secured Party, shall be construed in any way as an assumption by the Secured Party of any obligations, responsibilities or duties of the Debtor arising from the collateral assigned hereunder or otherwise bind the Secured Party to the performance of any of the terms and provisions contained in any obligations respecting the Personal Property, it being expressly understood that the Secured Party shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of the Debtor under any of the Collateral, including, but not limited to, appearing in or defending any action, expending any money or incurring any expenses in connection herewith.

     2. Right of the Secured Party to Defend Action Affecting Security. The Secured Party may, at the Debtor's expense, appear in and defend any action or proceeding at law or in equity purporting to affect the Secured Party's security interest under this Security Agreement.

     3. Right of the Secured Party to Prevent or Remedy Default. If the Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by the Debtor under the Loan Documents, including this Security Agreement, or any other instruments secured hereby, or in respect of the Personal Property, the Secured Party (a) may but shall not be obligated to take action the Secured Party deems necessary or desirable to prevent or remedy any such default by the Debtor or otherwise to protect the security interest of the Secured Party under this Security Agreement, and (b) shall have the absolute and immediate right to enter in and upon or take possession of the Property, Collateral or any part thereof to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by the Debtor, or otherwise to protect the security of this Security Agreement. The Secured Party may advance or expend such sums of money for the account of the Debtor, as the Secured Party in its sole discretion deems necessary for any such purpose.

     4. The Secured Party's Expenses. All reasonable advances, costs, expenses, charges and attorneys' fees which the Secured Party may make, pay or incur under any provision of this Security Agreement for the protection of its security or for the enforcement of any of its rights hereunder, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which the Secured Party or the holder of the Note may become involved by reason of or arising out of the Loan Documents, including this Security Agreement, or any other instrument secured hereby, or the Collateral or the care and management of the Collateral, shall be paid by the Debtor to the Secured Party, upon demand, and shall bear interest until paid at the rate specified by the Note to be paid in the event of default thereunder, all of which obligations shall be additional charges upon the Collateral and be equally secured hereby.

     5. The Secured Party's Right of Set-Off. Upon the happening of any event entitling the Secured Party to pursue any remedy provided herein, or if the Secured Party shall be served with garnishee process in which the Debtor shall be named as defendant, whether or not the Debtor shall be in default hereunder at the time, the Secured Party may, but shall not be required to, set off any indebtedness owing by the Secured Party to the Debtor against any indebtedness secured hereby, without first resorting to the security hereunder and without prejudice to any other rights or remedies of the Secured Party or its security interest herein.

     6. No Waiver. In case the Secured Party shall have proceeded to enforce any right or remedy hereunder and such proceedings shall have been discontinued or abandoned for any reason, then in every such case, the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been taken. No failure or delay on the part of the Secured Party in exercising any right, remedy or power under this Security Agreement or in giving or insisting upon strict performance by the Debtor hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude another or further exercise thereof or the exercise of any other such power or right. The Secured Party, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Debtor of any and all of the terms and provisions of this Security Agreement to be performed by the Debtor. The collection and application of proceeds, the entering and taking possession of the Collateral, and the exercise of the rights of the Secured Party contained in the Loan
Documents, including this Security Agreement, shall not cure or waive any default, or affect any notice of default, or invalidate any acts done pursuant to such notice. No waiver by the Secured Party of any breach or default of or by any party hereunder, shall be deemed to alter or affect the Secured Party's rights hereunder with respect to any prior or subsequent defaults.

     7. Remedies. No right or remedy herein reserved to the Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative and is not in lieu of but shall be in addition to any other rights or remedies given under this Security Agreement. Any and all of the Secured Party's rights and remedies may be exercised from time to time and as often as such exercise is deemed necessary or desirable by the Secured Party.

     8. Right of the Secured Party to Extend Time of Payment, Substitute, Release Security, etc. Without affecting the liability of any person, including the Debtor, for the payment of any indebtedness secured hereby, or the lien of this Security Agreement on the Collateral, or the remainder thereof, for the full amount of any indebtedness unpaid, the Secured Party may from time to time, without notice or without affecting or impairing any of the Secured Party's rights under this Security Agreement:

         (a) release any person liable for the payment of any of the indebtedness,

         (b) extend the time or otherwise alter the terms of payment of any of the indebtedness or accept a renewal Note or Notes to evidence such an extension or alteration,

         (c) accept payments or prepayments of principal without reducing the aggregate amount secured by this Agreement, and make subsequent advances to the Debtor up to the amount described herein;

         (d) accept additional security therefor of any kind, including (but not limited to) deeds of trust or mortgages,

         (e) alter, substitute or release from any security interest or lien held by the Secured Party any property securing the indebtedness,

         (f) resort for the payment of the indebtedness secured hereby to its several securities therefor in such order and manner as it may deem fit,

         (g) join in granting any easement or creating any restriction thereon, or

         (h) join in any extension, subordination or other agreement affecting this Security Agreement or the lien or charge thereof.

H.  MISCELLANEOUS

     1. Terms Commercially Reasonable. The terms of this Security Agreement shall be deemed commercially reasonable within the meaning of the Uniform Commercial Code.

     2. Definitions. The terms "advances", "costs", and "expenses" shall include, but shall not be limited to reasonable attorneys' fees whenever incurred. The terms "indebtedness" and "obligations" shall mean and include, but shall not be limited to, all claims, demands, obligations and liabilities whatsoever, however arising, whether owing by the Debtor individually or as a joint venturer, or jointly or in common with any other party, and whether absolute or contingent, and whether owing by the Debtor as principal debtor or as accommodation maker or as endorser, liquidated or unliquidated, and whenever contracted, accrued or payable. In this Security Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and singular number includes the plural and vice versa.

     3. Paragraph Headings. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope or intent of any provisions of this Security Agreement.

     4. Change, Amendment, etc. No change, amendment, modification, cancellation or discharge or any provision of this Security Agreement shall be valid unless consented to in writing by the Secured Party.

     5. Assignment of Secured Party's Interest. The Secured Party shall have the right to assign its interest in this Security Agreement to any subsequent holder of the Note.

     6. Applicable Laws; Severability. This Security Agreement shall be governed by and shall be construed and interpreted under and pursuant to the laws of the State of Hawaii. If any provision of this Security Agreement is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Security Agreement shall remain unaffected.

     7. Terms and Conditions of this Security Agreement Supplement Other Loan Documents. The terms and conditions of this Security Agreement applicable to the Debtor and the covenants, representations and warranties of the Debtor under this Security Agreement shall not be deemed to supersede, amend or modify the obligations and duties of the Debtor or other parties under the Loan Documents. The terms and conditions of this Security Agreement and the covenants, representations and warranties of the Debtor hereunder merely supplement, and do not supplant or supersede provisions of similar effect or subject matter in the other Loan Documents.

     8. Notices. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and personally delivered, or sent by registered or certified mail addressed to the parties at their respective addresses set forth on page 1 hereof. Such addresses may be changed from time to time by the addressee by serving notice as provided above. Service of such notice or demand shall be deemed complete upon the earlier of the date of actual delivery or the third day after the date of mailing if mailed in Hawaii.

     9. Parties in Interest. As and when used herein, the terms "Debtor" and "Secured Party" shall mean and include the Debtor and the Secured Party above-named and their respective heirs, personal representatives, successors, successors-in-trust, and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of the Debtor and the Secured Party, and their respective heirs, personal representatives, successors, successors-in-trust, and assigns.

     10. Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed these presents on the day and year first above written.


                              CYANOTECH CORPORATION


                              By /s/Gerald Cysewski
                                 ------------------
                                 Gerald Cysewski
                                 President and CEO

                              By /s/Ronald P. Scott
                                 ------------------
                                 Ronald P. Scott
                                 Executive Vice President & CFO

                                 "Debtor"